Exhibit 10.1

SECOND AMENDMENT TO LEASE TRANSITION AGREEMENT

This Second Amendment to Lease Transition Agreement (this “Amendment”) is entered into effective as of December 15, 2023 (the “Amendment Effective Date”), by and between: (1) MHI-MC San Antonio, LP, a Delaware limited partnership (“MHI San Antonio”); MHI-MC New Braunfels, LP, a Delaware limited partnership (“MHI New Braunfels”); and MHI Little Rock, LP, a Delaware limited partnership (“MHI Little Rock”) (individually and collectively, MHI San Antonio, MHI New Braunfels, MHI Little Rock are “Landlord”), on the one hand; and (2) MCA Mainstreet Tenant, LLC, a Tennessee limited liability company (“Tenant”); MCA Westover Hills Operating Company, LLC, a Tennessee limited liability company (“MCA Westover Hills”); MCA New Braunfels Operating Company, LLC, a Tennessee limited liability company (“MCA New Braunfels”); and Memory Care at Good Shepherd, LLC, an Arkansas limited liability company (“MCA Good Shepherd”) (individually and collectively, Tenant, MCA Westover Hills, MCA New Braunfels, and MCA Good Shepherd are “MCA”), on the other hand.

Recitals:

A. Landlord and MCA are parties to that certain Lease Transition Agreement effective as of March 31, 2021 (the “Agreement”).

B. The Agreement provided, among other things, that Tenant shall make a Down Payment in accordance with Section 2.4(i) of the Agreement.

C. The Agreement was amended by the First Amendment to Lease Transition Agreement dated as of September 8, 2023 (the “First Amendment” and together with this Amendment, the “Amendments”) which provided, among other matters, an amendment to the initial Outside Down Payment Date to be September 30, 2023.

D. As of the Amendment Effective Date, Clearday and Viveon have not completed a merger, but remain parties to a merger agreement that has not been terminated. However, Clearday and Viveon have not filed any Securities and Exchange Commission (“SEC”) Form S-4 and thus the merger is not yet pending government review and/or other necessary approvals for which Tenant has the right under Section 2.4(i)(c) to exercise an Outside Down Payment Date Extension.

E. Tenant has requested to extend the Outside Down Payment Date, and Landlord, although under no obligation to do so, has agreed to extend the Outside Down Payment Date on the terms and conditions set forth in the Agreement and herein.

F. James Walesa (“Walesa”) has filed bankruptcy, and thus is not a party to or signatory of this Amendment. This Amendment is not intended to alter or affect his liability under the Agreement. This Amendment is an agreement solely between Landlord and the Tenant Parties other than Walesa (such Tenant Parties other than Walesa are the “Signatory Tenant Parties”).

1

Agreement:

Now, Therefore, the parties hereby agree as follows:

1. Defined Terms. Any capitalized term used but not defined in this Amendment shall have the meaning that is given to that term in the Agreement.

2. Extention Payment. In addition to all other payment amounts set forth in Section 2.3 of the Agreement and the payment made to Landlord in connection with the First Amendment, Tenant shall be obligated to pay to Landlord the amount of $50,000 (the “Extension Fee”) as consideration for Landlord’s agreement to the extension of the Outside Down Payment Date and forbearance from exercising remedies in relation to the previous failure to pay the Down Payment against the Tenant Parties that are executing this Amendment. Such Extension Fee shall be paid by Tenant to Landlord upon the due date of the Down Payment and shall be paid in addition to the Down Payment. If requested by Landlord, Tenant shall execute a replacement of the Promissory Note in accordance with Section 2.1(c) of the Agreement that evidences the correct amount due and owing under the Agreement as amended by the Amendments.

3. Amendment of Section 2.4(i)(c). Section 2.4(i)(c) of the Agreement shall be deemed removed and replaced with the following:

(c)	The “Outside Down Payment Date” shall be calculated as set forth herein. The initial Outside Down Payment Date shall be December 31, 2023. In the event that as of two business days prior to the Outside Down Payment Date (i) the merger has not been terminated by Clearday or Viveon and to Clearday’s knowledge there is no reason to believe the merger will be terminated prior to the Outside Down Payment Date and (ii) the merger is pending government review and/or other necessary approvals, Tenant may extend the Outside Down Payment Date for thirty days (an “Outside Down Payment Date Extension”) by delivering to Landlord prior to the Outside Down Payment Date notice of the Outside Down Payment Date Extension and proof that the merger is pending government review and/or such other necessary approvals. Tenant may exercise an Outside Down Payment Date Extension up to two times, provided that each such extension must meet the terms for an Outside Down Payment Date Extension as of the date of delivery of the notice of the extension to Landlord. Additionally, the Outside Down Payment Date may be extended by the written agreement of the parties.

4. Representations and Warranties. Each Signatory Tenant Party hereby represents and warrants that all representations and warranties set forth in Section 5.1 of this Agreement are true and correct as of the Amendment Effective Date with respect to the Signatory Tenant Parties and apply to this Amendment as if this Amendment were the Agreement.

2

5. Reaffirmation of Guaranties.

(a) Except for Walesa, each Lease Guarantor hereby acknowledges and reaffirms its or his respective obligations under the Guaranty to which it or he is a party and all documents executed by that Lease Guarantor in connection therewith, including but not limited to the Reaffirmation and Agreement by Guarantor executed by each Lease Guarantor in connection with the Agreement.

(b) Clearday hereby acknowledges and reaffirms its obligations under the Guaranty executed by Clearday in connection with the Agreement (the “Clearday Guaranty”).

(c) This Amendment does not alter or affect Walesa’s liability under the Agreement.

6. Waiver of Defenses. Signatory Tenant Parties, for themselves and their Affiliates, hereby waive and relinquish any and all defenses and any and all rights to setoff or recoupment of any kind whatsoever that they, or any person claiming by or through them, may now have or may claim to have with respect to Landlord or its Affiliates, including any defenses or rights to setoff or recoupment under or relating to the Leases, the Guaranty, the Clearday Guaranty, the Agreement, the Promissory Note, or the negotiation and execution of this Amendment and/or any replacement Promissory Note.

7. No Further Modifications. Except as expressly modified in this Amendment, the Agreement shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto.

8. Counterparts. This Agreement may be executed electronically and in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Executed versions of this Agreement may be delivered by the parties via facsimile transmission or email, either or both of which shall constitute delivery of an original.

[signature pages follow]

3

In Witness Whereof, this Agreement has been executed as of December 21, 2023.

MCA:

MCA Mainstreet Tenant, LLC, a Tennessee limited liability company;

MCA Westover Hills Operating Company, LLC, a Tennessee limited liability company;

MCA New Braunfels Operating Company, LLC, a Tennessee limited liability company; and

Memory Care at Good Shepherd, LLC, an Arkansas limited liability company

By:	/s/ BJ Parrish
Name:	BJ Parrish
Title:	COO

EXISTING Guarantor:

Trident Healthcare Properties I, L.P., a Delaware limited partnership; and

Memory Care America, LLC, a Tennessee limited liability company

By:	/s/ BJ Parrish
Name:	BJ Parrish
Title:	COO

By:	/s/ Steve Person
Steve Person

CLEARDAY:

Clearday, Inc., a Delaware corporation

By:	/s/ BJ Parrish
Name:	BJ Parrish
Title:	COO

[signatures continue on following page]

S-1

LANDLORD:

MHI-MC San Antonio, LP,

MHI-MC New Braunfels, LP, and

MHI Little Rock, L.P.,

each a Delaware limited partnership

By:	/s/ Scott E. White
Name:	Scott E. White
Title:	Chief Executive Officer

S-2